Exhibit 99.1

Exhibit 99.1

CMS ENERGY

Growing Forward

Wells Fargo Securities

10th Annual Pipeline, MLP and E&P

Services and Utilities Symposium

December 7, 2011

CMS ENERGY

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING

STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

Reported earnings could vary because of several factors, such as legacy issues associated with prior asset sales. Because of those uncertainties, the company is not providing reported earnings guidance.

CMS ENERGY

Investment Consideration . . . .

• Dividend yield (4%) and EPS growth (5% to 7%) provide attractive total return

• “Needed” Utility investment with transparent, long-term earnings growth

• Constructive regulatory environment and good energy law support Utility investment in Michigan

. . . . predictable,redictable, affordable, and sustainable.

CMS ENERGY

CMS Business Model . . . .

Actual Results

(2006-2010)

$4.6 Billion Investment

NOLs in lieu of Equity

<3% Base Rates

7% OCF

& EPS

Growth

Future Outlook

(2012-2016)

$6.6 Billion Investment

NOLs in lieu of Equity

5%-7% OCF

& EPS

Growth

<2% Base Rates

. . . . predictable and repeatable.

CMS ENERGY

Plan Model Stronger than Most Peers . . . .

RESULTS –

Consistent Financial Performance

Risk Mitigation

• Energy Law

• Discipline

• Strong liquidity

Enablers

• Michigan Energy Law

• Supportive regulation

• O&M cost flat to down

• Base rates < inflation

• Sales recovery

• Cash from NOLs

Needed Investment

. . . . with enablers and risk mitigation.

CMS ENERGY

ENABLER – 2012-2016 Capital Investment . . . .

$6.6 Billion

Renewables $0.5

Reliability $1.2

Smart Grid $0.3

Environmental $1.5

Distribution $1.7

Generation $0.5

New Customers $0.3

Other $0.6

. . . . “needed” (vsvs “wanted”) — grows rate base 5% to 7%.

CMS ENERGY

INVESTMENT – Clean Air Standards . . . .

• Cross-state Air Pollution Rule mandates SO2 and NOx reductions by January 2012

• Plan in place to achieve compliance

• Maximum Achievable Control Technology (MACT)

• Largest five coal units planned to be controlled – 2,000 MW

• Could result in retirement or mothballing of smaller coal plants – 950 MW

. . . . fullyully addressed in five-year plan.

CMS ENERGY

INVESTMENT – $1.5 Billion Environmental . . . .

Expenditures

2012 – 2016

(bils)

Air

• NOx $0.1

• SO2 0.7

• Mercury 0.4

Water 0.1

Solid Waste 0.2

Total $1.5

Pollution Control Equipment

Burners

Boiler

SCR

(NO NOx)

Activated Carbon (mercury)

Dry Scrubber (SO2)

Baghouse (mercury)

. . . . to comply with state and federal laws and regulations.

CMS ENERGY

Emission Reductions . . . .

Tons per Year

120,000 100,000 80,000 60,000 40,000 20,000 0

SO2

NOx

Mercury

1995 2000 2005 2010 2015 2020

Pounds per Year (Mercury) 700

600 500 400 300 200 100 0

SO2

NOx

Mercury

. . . . reduced NOx 74% and SO2 67%.

CMS ENERGY

INVESTMENT – Distribution . . . .

• Electric—$1.0 billion

• Reliability improvements

• Capacity enhancements

• Gas—$700 million

• Capacity and deliverability

• Pipeline integrity

. . . . essential investments to maintain safe and excellent service.

INVESTMENT – Reliability . . . .

Electric—$800 million

• Strengthen circuits and substations

• Replace poles

• Upgrade Ludington Pumped Storage Plant

Gas—$400 million

• Main replacement program

• Enhance transmission and storage systems

. .. . . reduces outages and improves customer satisfaction.

INVESTMENT – Renewable Energy Plans . . . .

Michigan energy law requires:

• 10% renewables by 2015

• Purchase 50% and build 50% Renewable energy surcharge reduced by $54 million annually; further reduction expected Plan to invest about $500 million over next five years, primarily in wind power $232 million, Lake Winds Energy Park under construction

. . . . at lower customer costs while maintaining investment.

INVESTMENT – Smart Grid Deployment . . . .

$300 million next 5 years Total project cost $750 million

• Installation of 1.8 million electric meters

Deployment begins fall 2012 continuing through 2019 Utilizing SmartSynch cellular network

• Most secure, flexible and scalable

• Technology enables customers to manage energy use and integrate new technology

. . . . improves overall financial viability.

NVESTMENT – “Self Limited” . . . .

2012 – 2016 Plan

Unrestrained

$6.6 Billion

Pipe replacements Pole replacements New gas generation

Faster smart grid

$10 Billion

Customer rates <2% >4%

. . . . tto maintain sustainable base rate increases at less than inflation.

ENABLER – Michigan Energy Law . . . .

2008 Law

Growth

• Renewable energy plan

• Energy optimization

Speed

• File and implement ratemaking

• Forward test year

Risk Mitigation

• Retail open access cap

• Decoupling

Regulation

John D. Quackenbush, Chairman Appointed: 9/15/11 Term Ends: 7/2/17 Republican

Orjiakor Isiogu, Commissioner Appointed: 9/9/07 Term Ends: 7/2/13 Democrat

Greg White, Commissioner Appointed: 12/4/09 Term Ends: 7/2/15 Independent

. . . . enables timely rate recovery and mitigates risks.

Regulatory Timeline . . . .

2008 2009 2010 2011 2012

Electric

2009

Filed Self-Imp $214 M $179 M

Order $139 M

2010

2011

New Energy Law

78%

Filed Self-Imp $178 M $150 M

Order $146 M

Offsets

Renewables $(57) DOE (23) Total $(80)

97%%

Filed Self- Decision $195 M Imp

Gas

2009

2010

Filed Self-Imp $114 M $89 M

Order

$66 M

74%

Filed

$55 M

Order

$31 M

Filed

$49 M

Self-

Imp Decision

2008 2009 2010 2011 2012

. . . . working well.

Electric Rate Case (U-16794) . . . .

Proposed MPSC

Company Self-Implementation Staff

(mils) (mils) (mils)

Investment $149 $114 $33

O&M (lower) (18) (31) (44)

Low income assistance 14 14 0

Subtotal $145 $ 97 $(11)

Sales 50 50 50

Total $195 $147 $ 39

Offsets:

• Renewables (57) (57)

• DOE (23) (23) Net $115 $ 67

. . . . reflects new investment and lower O&M.

ENABLER – O&M Cost Control . . . .

Average Annual Increase a

Recent Cost Reductions

7.5%

3.1%

4.4%

Other O&M

Benefits, storms, low income funding & uncollectibles

2.8%

1.4%

1.4%

0.1%

2002-2006 2007-2011 2012-2016

a Excluding energy optimization

Fuel

• Western coal – $250 million Base Rates and Surcharges

• Benefit plans – $30 million

• SAP system efficiencies –$40 million

• Reduced workforce – $30 million

• Reduced customer renewable energy surcharge – about $54 million

. . . . helps maintain “affordability” (creates headroom).

ENABLER – Intense Customer Focus . . . .

Productivity initiatives Customer value initiative Maximize energynergy optimization Improve system reliability Competitive rates

2012-2016 Estimated Annual

Average Base Rate Increases a

Inflation

1.5%

<2%

Electric Gas

a Includes surcharges

. . . . to maintain affordable and sustainable rates.

ENABLER – Electric Sales (weather adjusted) . . . .

Electric Sales

Sales (year over year)

GWh 40,000

35,000 30,000 25,000 20,000 15,000 0

7% decline 1979 to 1982

2 Year Recovery

3 Year Recovery

6% decline 2007 to 2009

1975 1979 1983 1987 1991 1995 1999 2003 2007 2012

Outlook

6%

2%

2%

1.5%

2%

1/2%

2%

3%

6%

2006 2007 2008 2009 2010 2011 2012

Forecast Outlook

. . . . iindustrialndustrial at pre-recession level; total sales back in 2012.

Liquidity (as of 9/30/2011) . . . .

Availability

Parent Maturities

CMS Energy

5-year revolver—2016

Consumers Energy 5-year revolver—2016

3-year revolver—2013 A/R Facility—2011

Cash

$2.1 Billion

$547 mils

499

150 250

623

40% Market Cap

Prefunded

$150

$250

$0

$50

2011 2012 2013 2014

. . . . strong and conservative.

RESULTS – Operating Cash Flow Growth . . . .

Amount (bils) $ 2.5

2.0 1.5 1.0 0.5 0.0

(0.5)

(1.0)

Gross operating cash flow a up $0.1 billion per year

$1.8 $1.9 $1.7 $1.6 $1.6 $1.5 $1.3 Interest

Working capital and taxes

Base Investment

Investment choices

Cash flow before dividend

2009 2010 2011 2012 2013 2014 2015

a Non-GAAP

. . . . supported by “desirable” investments.

RESULTS – EPS and Dividend Growth . . . .

8% CAGR

5%-7% Growth

Actual a Guidance

1.08 0.96

0.90 0.84 1.00 $0.81 0.90 0.85 0.80 $0.80

$1.44 $1.36 $1.26 $1.21 b $1.35 $1.25 $1.20

Annual dividend/share Payout

84¢ 58%

50¢ 40%

36¢ 20¢ 30%

25%

68% Dividend Increase

2003 2004 2005 2006 2007 2008 2009 2010 2011 Future

a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006 b $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock

. . . . results from “needed” investment.

Investment Consideration . . . .

Dividend yield (4%) and EPS growth (5% to 7%) provide attractive total return

“Needed” Utility investment with transparent, long-term earnings growth Constructive regulatory environment and good energy law support Utility investment in Michigan

. . . . predictable,redictable, affordable, and sustainable.

Appendix

Consumers Capital Expenditures

Plan 2012-2016

2012 2013 2014 2015 2016 Total

(mils) (mils) (mils) (mils) (mils) (mils)

Electric

Distribution $ 198 $ 188 $ 196 $ 191 $ 193 $ 966

Generation 98 80 136 78 130 522

Environmental 268 349 320 356 260 1,553

New customers 31 31 35 39 40 176

Other 99 90 70 73 75 $ 407

Base capital $ 694 $ 738 $ 757 $ 737 $ 698 $ 3,624

Gas

Distribution $ 128 $ 143 $ 145 $ 145 $ 145 $ 706

New customers $ 29 $ 18 $ 20 $ 21 $ 22 $ 110

Other 51 46 47 39 40 223

Base capital $ 208 $ 207 $ 212 $ 205 $ 207 $ 1,039

Total base capital $ 902 $ 945 $ 969 $ 942 $ 905 $ 4,663

Investment choices:

Reliability $ 247 $ 235 $ 249 $ 209 $ 212 $ 1,152

Renewables 186 24 112 228 8 558

Smart Grid 61 51 53 54 47 266

Total choices $ 494 $ 310 $ 414 $ 491 $ 267 $ 1,976

Total Utility $ 1,396 $ 1,255 $ 1,383 $ 1,433 $ 1,172 $ 6,639

Risk Mitigation . . . .

Risk Mitigation

Economy Sluggish recovery or • Back-up liquidity

downturn • Customer focus

Capital Investments Regulatory recovery • Priority projects

• Regulatory alignment

Regulatory / Political ROA and customer rate • ROA “cap”

pressure • Rate increases < “inflation”

Commodities (prices) Regulatory alignment • Follow MPSC-approved plan to ensure recovery

Capital Structure Interest rates • Maintain financial flexibility

• Prefund obligations

Shareowner Return Sustainable returns; • Risk management

interest rates • Consistent EPS performance

• Attractive dividend policy

. . . . CMS ranks among best at risk mitigation.

2011 and 2012 Sensitivities . . . .

Annual Impact

Sensitivity EPS OCF

(mils)

Sales (weather adjusted) a

• Electric (37,395 Gwh) + 1% $ 0 + $20

• Gas (287 Bcf) + 1 + 0.01 + 5

– –

Gas prices (NYMEX) + 1.00 + 0.01 + 60

–

Uncollectible accounts (mils) + 5 + 0.01*

ROE (authorized)

• Electric (10.7%) + 20 bps + 0.02 + 10

• Gas (10.5%) + 20 + 0.01 + 4

_ Stock price (dilution) $1 share + 0.01 0

* Less than 0.5¢ or $500,000 a Reflect 2011 sales forecast

. . . . partly mitigated.

Customer Rate Cases . . . .

U-16794 U-16855

Electric Gas

(mils)(mils)

• Investment $149 $32

• O&M (lower)(18)(4)

• Low income assistance 14 19

Subtotal $145 $47

• Sales 50 2

Total $195 $49

Offsets:

• Renewables(57) -

$(80)

• DOE(23) -

Net $115 $49

Customer base rate increases 1.6% 2.2%

Self implementation December March

. . . . recove investment; reduce O&M.

CMS ENERGY

*ELECTRIC RATE CASE U-16794**

On June 10, 2011, Consumers Energy filed an application with the Michigan Public Service Commission seeking an increase in its electric generation and distribution rates based on a test year of 12 months ending September 2012. On November 15, 2011, the MPSC Staff filed their position, recommending a rate increase of $39 million with a 9.95% return on equity. The variance between Consumers' filed position and the MPSC Staff's filed position is detailed below. On November 17, the Company filed testimony that it intends to self-implement a $147 million rate increase on and after December 8 under the provisions of 2008 PA 286.

Item	Company (Mils)	MPSC Staff (Mils)	MPSC Staff B/(W) (Mils)	Explanation of Variance
1. Rate Base	$ 81	$ 60	$ (21)	Environmental, reliability, other Capex: ($20) Return on clean coal plant: ($1)
2. Depreciation/ Property Taxes	70	18	(52)	New depreciation rates: ($28) Coal plant amortization: ($7) Federal income taxes, other: ($17)
3. O&M	(4)	(44)	(40)	Uncollectibles (LIHEAP): ($14) Forestry: ($12) Generation O&M, other: ($14)
4. Rate of Return	(2)	(45)	(43)	Lower return on equity: ($39) Lower debt cost: ($4)
5. Sub-total	$145	$(11)	$(156)	
6. Gross Margin	50	50	0	
7. Total	$195	$ 39	$(156)	

Ratemaking Capital Structure %	Existing (U-16191)	Consumers Filing	MPSC Staff Filing
Long Term Debt	40.63%	39.39%	39.39%
Short Term Debt	1.51	1.75	1.75
Preferred Stock	0.44	0.42	0.42
Common Equity	41.59	42.07[(1)]	42.07
Deferred FIT	15.30	15.89	15.89
JDITC/Other	0.53	0.48	0.48
	100.00%	100.00%	100.00%

Rate Base and Return Percentage	Existing (U-16191)	Consumers Filing	MPSC Staff Filing
Rate Base (billion)	$6.87	$7.54	$7.31
Return on Rate Base	6.98%	6.92%	6.55%
Return on Equity	10.70%	10.70%	9.95%

[(1)]Equivalent to 51.38% on a financial basis.

ELECTRIC RATE CASE SCHEDULE

Self-implementation Hearing	November 22, 2011
Rebuttal Testimony	December 2, 2011
Self-implementation Date	December 8, 2011
Cross of all Witnesses	December 13-22, 2011
Initial Briefs	January 24, 2012
Reply Briefs	February 14, 2012
Proposal for Decision	March 30, 2012 (target)

*Electric Rate Case U-16794 can be accessed at the Michigan Public Service Commission's website.
http://efile.mpsc.cis.state.mi.us/efile/electric.html

29

CMS ENERGY

*GAS RATE CASE U-16855**

On September 2, 2011, Consumers Energy filed an application with the Michigan Public Service Commission seeking an increase in its gas delivery and transportation rates based on a 12 month ending December, 2012 test year. The request seeks authorization to implement an uncollectible accounts expense tracker as well as OPEB and Pension trackers. The proposed capital structure includes a 10.70% authorized return on equity. If approved, the request would add about $1.80 per month, or about 2.2%, to the typical residential customer's average monthly bill. The $49 million revenue deficiency is detailed below.

Item	$ Millions	Explanation
1. Investment	$22	Net plant (reliability & safety, regulatory compliance, deliverability): $17 Working capital: $11 Taxes and AFUDC: $(6)
2. Gross Margin	2	Sales mix: $(4) Reduced miscellaneous revenues: $6
3. O&M	15	Uncollectible accounts expense (reduced LIHEAP funding): $19 Reduced benefits/increased productivity: $(14) Gas pipeline integrity and safety: $10
4. Cost of Capital	10	Return on Equity (10.70% vs. 10.50%): $4 Other capitalization costs: $6
Total	$49	

Ratemaking Capital Structure	Existing (U-16418)	As Filed Percent of Total	Annual Cost	After-Tax Weighted Costs
Long Term Debt	41.12%	39.58%	5.83%	2.31%
Short Term Debt	2.36	2.20	3.91	0.10
Preferred Stock	0.41	0.40	4.46	0.02
Common Equity	40.10	41.55[(1)]	10.70	4.45
Deferred Taxes	15.50	15.80	0.00	0.00
JDITC/Other	0.51	0.47	8.27	0.02
	100.00%	100.00%		6.90%[(2)]

Rate Base and Return Percentage	Existing (U-16418)	As Filed
Rate Base ($ billions)	$2.86	$3.07
Return on Rate Base	6.69%	6.90%
Return on Equity	10.50%	10.70%

(1) Equivalent to 50.96% on financial basis.
(2) Equivalent to 9.76% pre-tax basis.

GAS RATE CASE SCHEDULE

Staff & Intervenors File Testimony	February 3, 2012
Rebuttal Testimony	February 21, 2012
Self-implementation Date	March 1, 2012
Cross of all Witnesses	March 12 through March 23
Initial Briefs	April 20, 2012
Reply Briefs	May 11, 2012
Proposal for Decision	June 22, 2012 (Target)
Commission Order	Not later than Friday, August 31, 2012

*Gas Rate Case U-16855 can be accessed at the Michigan Public Service Commission's website.

30

Consumers Energy’s Regulated Rate Base . . . .

Total Rate Base

$10.6 Billion

Gas 29%

Electric 71%

Present Rate Cases as Filed

Electric Gas

(U-16794)(U-16855)

Rate base (bilsbils)) $7.5 $3.1

Equity ratio 42.07% 41.55%

Requested ROE 10.7 10.7

Authorized ROE 10.7 10.5

. . . . planned to grow 5% -7% annually over next five years.

Credit Ratings

CMS Energy Consumers Energy

(Senior Unsecured)(Senior Secured)

Moody’s Ba1/Stable A3/Stable

S&P BB+/Stable BBB+/Stable

Fitch BB+/Stable BBB+/Stable

Federal Tax Benefits . . . .

Net NOLs and Credits (bils)

$0.8 $0.8 $0.7

$0.5

$0.3 $0.2

2010 2011 2012 2013 2014 2015

Gross NOLs (bils) $1.4 $1.3 $1.2 $0.5 $0

. . . . offset need for equity (dilution) for five years!

Electric Customer Base Diversified . . . .

Top Ten Customers

2010 Electric Gross Margin

Hemlock Semiconductor General Motors State of Michigan Meijer Incorporated Nexteer Automotive Corporation Packaging Corporation of America Gerdau MacSteel Denso International Spectrum Health City of Grand Rapids

Percent of 2010 electric gross margin is 2%

Residential, 48%

Commercial, 31%

Other (including ROA), 7%

Autos, 4%

Industrial, 10%

$1.95 Billion

Note: “Autos” includes 180 Business Partners identified by customer account managers

. . . . “Autos” only 4% of gross margin.

CMS ENERGY

MATURITY SCHEDULE OF CMS AND CECO LONG-TERM DEBT & PREFERRED SECURITIES
AS OF 10/31/2011
Reflects early redemption of $50MM CMS Senior Notes 10/31/11

F/V	S/U	Maturity or Call Date	Amount (000's)	DEBT/ CO
SHORT-TERM DEBT:				
F	U	SHORT-TERM	$ 172,500	5.5% Convertible Sr Notes (CMS)
F	U	SHORT-TERM	287,499	2.875% Convertible Sr Unsec Notes (CMS)
F	S	02/15/12	300,000	5% Series L FMBs (CECo)
			$ 759,999	
LONG-TERM DEBT:				
V	U	01/15/13	$ 150,000	Floating Rate Sr Notes (CMS)
F	S	04/15/13	375,000	5.375% Series B FMBs (CECo)
			$ 525,000	
F	S	02/15/14	$ 200,000	6% FMBs (CECo)
F	U	05/15/14	250,000	2.75% Sr Notes (CMS)
			$ 450,000	
F	S	03/15/15	$ 225,000	5% FMBs Series N (CECo)
F	U	09/30/15	250,000	4.25% Sr Notes (CMS)
F	S	10/15/15	50,000	2.60% FMBs (CECo)
F	U	12/15/15	125,000	6.875% Sr Notes (CMS)
			$ 650,000	
F	S	08/15/16	$ 350,000	5.5% Series M FMBs (CECo)
F	S	02/15/17	250,000	5.15% FMBs (CECo)
F	U	07/17/17	250,000	6.55% Sr Notes (CMS)
F	S	10/15/17	100,000	3.21% FMBs (CECo)
F	U	02/15/18	250,000	5.05% Sr Notes (CMS)
F	S	03/01/18	180,000	6.875% Sr Notes (CECo)
V	S	04/15/18	67,700	VRDBs to replace PCRBs (CECo)
F	S	09/15/18	250,000	5.65% FMBs (CECo)
F	S	03/15/19	350,000	6.125% FMBs (CECo)
F	U	06/15/19	300,000	8.75% Sr Notes (CMS)
F	S	09/15/19	500,000	6.70% FMBs (CECo)
F	U	02/01/20	300,000	6.25% Sr Notes (CMS)
F	S	04/15/20	300,000	5.65% FMBs (CECo)
F	S	10/15/20	100,000	3.77% FMBs (CECo)
F	S	09/01/22	250,000	5.30% FMBs (CECo)
F	U	07/15/27	28,667	QUIPS 7.75%(CMS) ***Pref Sec***
V	S	04/01/35	35,000	PCRBs (CECo)
F	S	09/15/35	175,000	5.80% FMBs (CECo)
F	S	09/01/40	50,000	6.17% FMBs (CECO)
F	S	10/15/40	50,000	4.97% FMBs (CECo)
			4,136,367	
			$6,521,366	TOTAL
			$6,492,699	TOTAL EXCLUDING PREFERRED SECURITIES
		Various Maturity Dates/No Maturity Date Available:		
			$ 171,456	CECo Securitization Bonds after 10/20/11 payment
			194,602	CECo Capital lease rental commitments as of 09/30/11
			421,975	EnerBank Discount Brokered CDs as of 09/30/11 (CMS)
			(18,761)	CMS Net unamortized discount as of 09/30/11
			(3,587)	CECo Net unamortized discount as of 09/30/11
			$7,287,050	**GRAND TOTAL**

Status Codes: F-Fixed rate; V-Variable rate; S-Secured; U-Unsecured

35

CMS ENERGY

Consumers Electric Utility Financial & Operating Statistics

Years Ended December 31	2010	2009	2008	2007	2006
ELECTRIC REVENUE AND POWER COSTS (Millions)					
Residential	**$1,614**	$1,387	$1,414	$1,326	$1,279
Commercial	**1,166**	1,099	1,129	1,111	1,062
Industrial	**749**	677	810	775	764
Other	**40**	36	32	30	29
Total revenue from customers	**$3,569**	$3,199	$3,385	$3,242	$3,134
Wholesale	**20**	19	22	23	22
Intersystem	**99**	94	113	92	45
Retail open access/direct access	**54**	31	15	15	17
Miscellaneous	**60**	64	59	71	84
Total electric utility revenue	**$3,802**	$3,407	$3,594	$3,443	$3,302
Fuel for electric generation	**$520**	$460	$483	$385	$436
Purchased and interchange power	**1,308**	1,232	1,388	1,449	1,135
DEPRECIATION AND AMORTIZATION	**$450**	$441	$438	$397	$380
OPERATING INCOME (Millions)	**$672**	$488	$576	$413	$411
NET INCOME (Millions)	**$303**	$194	$271	$196	$199
DELIVERIES (Million kWhs)					
System sales					
Residential	**12,968**	12,386	12,854	13,206	12,975
Commercial	**11,026**	11,211	11,969	12,384	12,199
Industrial	**9,061**	9,290	10,563	11,153	11,143
Other	**235**	230	225	231	227
Total sales to ultimate customers	**33,290**	33,117	35,611	36,974	36,544
Wholesale	**325**	328	333	496	498
Retail open access/direct access	**4,079**	2,326	1,541	1,364	1,455
Intersystem	**1,394**	1,277	1,176	1,329	814
Total electric system deliveries	**39,088**	37,048	38,661	40,163	39,311
AVERAGE ELECTRIC REVENUE (¢/kWh)					
Residential	**12.45**	11.20	11.00	10.04	9.86
Commerical	**10.58**	9.80	9.43	8.98	8.71
Industrial	**8.27**	7.29	7.67	6.95	6.86
Other	**17.02**	15.65	14.22	12.99	12.78
Total	**10.72**	9.66	9.51	8.77	8.58
ELECTRIC CUSTOMERS BILLED (At December 31)					
Residential	**1,569,183**	1,566,980	1,584,752	1,575,386	1,570,113
Commercial	**210,380**	210,223	208,931	211,365	211,718
Industrial	**8,881**	8,770	8,505	8,619	8,638
Retail Open Access/Direct Access	**1,095**	861	642	642	839
Other	**1,287**	1,282	2,045	2,025	2,009
Total	**1,790,826**	1,788,116	1,804,875	1,798,037	1,793,317
AUTHORIZED RETURN ON EQUITY	**10.70%**	10.70%	10.70%	11.15%	11.15%
EARNED RETURN ON EQUITY-FINANCIAL	**10.6%**	6.4% [1]	9.4%	7.5%	8.9%
RATE BASE (At December 31) ($ Millions)	**$6,815**	$6,459	$6,175	$5,407	$5,088
COOLING DEGREE DAYS [2]					
Normal degree days in calendar year	**558**	558	558	558	558
Actual degree days	**884**	379	542	773	613
Percent warmer (colder) than normal	**4.0**	(1.6)	(2.9)	38.5	9.9
Increase (decrease) from normal in:					
Electric deliveries (millions of kWh)	**855**	(461)	146	736	118

[1] 9.1% excluding Big Rock Decommissioning refund

[2] 2009 Weather updated to align with 2010 methodolgy

CMS Energy Investor Relations One Energy Plaza, Jackson, MI 49201 Tel. 517-788-2590 http://www.cmsenergy.com

36

Consumers Electric Utility
Supplemental Operating Statistics

Years Ended December 31	2010		2009		2008		2007		2006	
FUEL COST ($/MMBtu)										
Coal	**2.51**		2.37		2.01		2.04		2.09	
Oil	**10.98**		9.59		11.54		8.21		8.68	
Gas	**5.57**		6.57		10.94		10.29		8.92	
Nuclear	**0.00**		0.00		0.00		0.42		0.24	
Weighted average for all fuels	**2.71**		2.56		2.47		2.07		1.72	
FUEL COST FOR GENERATION (%)										
Coal	**88.2**		90.6		81.0		97.9		88.2	
Oil and gas	**3.3**		2.5		4.1		9.1		6.7	
Nuclear	**0.0**		0.0		0.0		2.2		3.7	
Combustion turbine	**8.4**		6.8		14.6		0.9		0.8	
Nox allowances	**0.1**		0.1		0.3		(10.2)		0.6	
POWER GENERATED (Millions of kWhs)										
Coal	**17,879**	**48.3%**	17,255	47.3%	17,701	45.5%	17,903	44.3%	17,744	44.6%
Nuclear	**0**	**0.0%**	0	0.0%	0	0.0%	1,781	4.4%	5,904	14.9%
Oil	**21**	**0.1%**	14	0.0%	41	0.1%	112	0.3%	48	0.1%
Gas	**1,043**	**2.8%**	565	1.5%	804	2.1%	129	0.3%	161	0.4%
Hydro	**365**	**1.0%**	466	1.3%	454	1.2%	416	1.0%	485	1.2%
Net pumped storage [a]	**(366)**	**-1.0%**	(303)	-0.8%	(382)	-1.0%	(478)	-1.2%	(426)	-1.1%
Total net generation	**18,942**	**51.2%**	17,997	49.4%	18,618	47.8%	19,863	49.2%	23,916	60.2%
Purchased and interchange:										
Non-utility generation	**12,003**	**32.4%**	11,538	31.6%	13,643	35.1%	12,502	31.0%	8,594	21.6%
Net interchange power	**6,045**	**16.3%**	6,925	19.0%	6,653	17.1%	8,009	19.8%	7,244	18.2%
Total net purchased and interchange power	**18,048**	**48.8%**	18,463	50.6%	20,296	52.2%	20,511	50.8%	15,838	39.8%
Total net power supply	**36,990**	**100.0%**	36,460	100.0%	38,914	100.0%	40,374	100.0%	39,754	100.0%
NET DEMONSTRATED CAPABILITY (MW) AT PEAK / POWER SOURCE (%)										
Coal	**2,828**	**30.6%**	2,850	31.8%	2,850	29.7%	2,841	30.5%	2,841	30.9%
Oil and gas	**1,814**	**19.6%**	1,814	20.3%	1,997	29.7%	1,459	15.7%	1,459	15.8%
Nuclear	**0**	**0.0%**	0	0.0%	0	0.0%	0	0.0%	778	0.0%
Combustion turbine	**517**	**5.6%**	661	7.4%	661	6.9%	345	3.7%	345	3.7%
Hydro	**74**	**0.8%**	74	0.8%	73	0.8%	73	0.8%	74	0.8%
Pumped storage	**955**	**10.3%**	955	10.7%	955	10.0%	955	10.3%	955	10.4%
Total owned generation	**6,188**	**66.9%**	6,354	71.0%	6,536	68.2%	5,673	61.0%	6,452	70.1%
Plus P&I power capability	**3,058**	**33.1%**	2,600	29.0%	3,050	31.8%	3,627	39.0%	2,756	29.9%
Total owned and P&I	**9,246**	**100.0%**	8,954	100.0%	9,586	100.0%	9,300	100.0%	9,208	100.0%
Peak load (MW) [b]	**8,190**		7,421		7,488		8,183		8,657	
Reserve capacity (%)	**11.0**		17.0		22.0		12.0		6.0	
Nameplate generating capacity (MW) at peak	**6,784**		6,784		6,784		6,784		6,784	
Load factor [b]	**55.3**		55.9		59.2		56.3		52.4	
Heat rate-average Btu of fuel per net kWh generated	**10,132**		10,072		10,201		10,198		10,123	

[a] Consumers' portion of the Ludington pumped storage facility.

[b] Excluding Retail Open Access loads.

CMS Energy Investor Relations One Energy Plaza, Jackson, MI 49201 Tel. 517-788-2590 http://www.cmsenergy.com

37

CMS ENERGY

Consumers Gas Utility Financial & Operating Statistics

	2010	2009	2008	2007	2006
GAS REVENUE AND COST OF GAS ($ Millions)					
Residential	**$1,677**	$1,808	$1,971	$1,823	$1,646
Commercial	**449**	511	598	552	498
Industrial	**88**	101	124	113	111
Other	**3**	3	5	6	4
Total sales revenue	**$2,217**	$2,423	$2,698	$2,494	$2,259
Transportation fees	**53**	48	45	44	40
Miscellaneous	**84**	85	84	83	75
Total gas utility revenue	**$2,354**	$2,556	$2,827	$2,621	$2,374
Cost of gas sold	**1,516**	1,778	2,079	1,918	1,770
Gas utility revenue net of cost of gas	**$838**	$778	$748	$703	$604
DEPRECIATION, DEPLETION AND AMORTIZATION	**$122**	$118	$136	$127	$122
OPERATING INCOME	**$252**	$201	$190	$170	$113
NET INCOME	**$127**	$96	$89	$87	$37
SALES AND DELIVERIES (Bcf)					
Residential	**152**	163	171	167	154
Commercial	**47**	52	57	55	50
Industrial	**10**	11	12	12	12
Other	**-**	-	-	-	-
Total gas sales (1)	**209**	226	240	234	216
Gas transportation deliveries	**108**	93	98	107	92
Total gas sales and transportation deliveries	**317**	319	338	341	308
GAS CUSTOMERS BILLED (at December 31)					
Residential	**1,576,520**	1,574,246	1,577,863	1,580,586	1,584,666
Commercial	**117,860**	118,199	118,870	119,703	119,936
Industrial	**6,938**	7,073	6,961	7,014	6,982
Transportation	**3,005**	2,725	2,507	2,495	2,483
Total customers	**1,704,323**	1,702,243	1,706,201	1,709,798	1,714,067
AVERAGE GAS REVENUE ($ per Mcf)					
Residential	**$11.03**	$11.09	$11.53	$10.93	$10.70
Commercial	**9.59**	9.83	10.49	10.09	9.87
Industrial	**9.17**	9.18	10.33	9.62	9.45
Transportation (2)	**0.82**	0.82	0.70	0.68	0.61
GAS SUPPLY (MMcf)					
Gas Cost Recovery	**170,575**	206,866	208,296	216,843	207,223
Gas Customer Choice	**38,806**	31,498	24,177	19,520	15,915
Total	**209,381**	238,364	232,473	236,363	223,138
AVERAGE COST OF GAS SOLD ($ per Mcf) (3)					
Gas Cost Recovery	**$6.73**	$7.66	$8.36	$7.91	$8.03
Gas Customer Choice	**7.27**	7.98	9.99	9.79	8.94
AUTHORIZED RETURN ON EQUITY	**10.55%**	10.55%	10.55%	10.75%	11.0%
RATE BASE (at December 31) ($ Millions)	**$2,867**	$2,778	$2,638	$2,444	$2,446
EARNED RETURN ON EQUITY-FINANCIAL	**10.9%**	9.9% [4]	9.2%	9.2%	4.4%
HEATING DEGREE DAYS [5]					
Normal degree days in calendar year	**7,098**	7,098	7,098	7,098	7,098
Actual degree days	**6,314**	6,815	6,917	6,561	6,119
Percent colder (warmer) than normal	**4.0**	(1.6)	(2.6)	(7.6)	(13.8)
Increase (decrease) from normal in:					
Gas deliveries (Bcf)	**(6.4)**	4.8	4.1	(6.3)	(30.2)

(1) Includes Gas Customer Choice sales.

(2) Average gas revenue for transportation excludes amounts related to MCV and off-system transportation.

(3) Includes pipeline transportation charges.

(4) Rate is reflective of exceptionally warm weather

(5) 2009 Weather updated to align with 2010 methodology

CMS Energy Investor Relations One Energy Plaza, Jackson, MI 49201 Tel. 517-788-2590 http://www.cmsenergy.com

38

Independent Power Production Asset List

No.	Project Name	Gross Capacity MW	CMS MW	Primary Fuel Type	Location	In-Service Date	Capacity Under Long-Term Contract (%)
Projects in Operation:							
* 1	Craven	50	25	Biomass	N. Carolina	1990	100
* 2	Dearborn Industrial Generation	710	710	Natural Gas	Michigan	2001	37
3	Filer City	73	36	Coal	Michigan	1990	100
* 4	Genesee	40	20	Biomass	Michigan	1996	100
* 5	Grayling	38	19	Biomass	Michigan	1992	100
* 6	Michigan Power	224	224	Natural Gas	Michigan	1999	49
	Projects in Operation	1,135	1,034				

* Operated by CMS Energy
As of May 2011


Michigan Power – Livingston
Grayling
Genesee
Filer City
DIG
Michigan Power – Kalamazoo River
Craven
Renewables
Other

39

CMS Energy Investor Relations One Energy Plaza, Jackson, MI 49201 Tel. 517-788-2590 http://www.cmsenergy.com

GAAP Reconciliation

CMS Energy

Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities

(unaudited)

(mils)

	2009	2010	2011	2012	2013	2014	2015
Consumers Operating Income + Depreciation & Amortization	$1,248	$1,498	$1,530	$1,601	$1,657	$1,757	$1,872
Enterprises Project Cash Flows	16	39	25	35	47	47	46

Gross Operating Cash Flow	$1,264	$1,537	$1,555	$1,636	$1,704	$1,804	$1,918

Other operating activities including taxes, interest payments and working capital	(416)	(578)	(310)	(406)	(472)	(439)	(835)

Net cash provided by operating activities	$848	$959	$1,170	$1,230	$1,232	$1,365	$1,083

2009-15 OCF

CMS ENERGY CORPORATION

Earnings Per Share By Year GAAP Reconciliation

(Unaudited)

	2003	2004	2005	2006	2007	2008		2009	2010
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20		$0.91	$1.28

After-tax items:
Electric and gas utility	0.21	(0.39)	—	—	(0.07)	0.05		0.33	0.03
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)		0.09	(0.03)
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)		0.01	*
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(*	)	(0.08)	0.08
Asset impairment charges, net	—	—	1.82	0.76	0.60	—		—	—
Cumulative accounting changes	0.16	0.01	—	—	—	—		—	—

Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21	(a)	$1.26	$1.36
Mark-to-market impacts		0.03	(0.43)	0.51

Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA		NA	NA

*	Less than $500 thousand or $0.01 per share.
(a)	$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

2003-10 EPS